As filed with the Commission on February 1, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 27, 2023

ABCO ENERGY, INC.

(Name of registrant as specified in its Charter)

Nevada	000-55235	46-5342309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2505 N. Alvernon Way, Tucson, AZ	85712
(Address of principal executive offices)	(Zip Code)

(520) 777-0511

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK	ABCE	OTCPK

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

(a) On January 27, 2023, ABCO Energy, Inc. (the “Registrant” or the “Company”) notified WWC, PC. (“WWC”) that WWC was being terminated as Registrant’s public accounting firm. There were never any discussions with WWC about whether its report for the audit and report for the fiscal year ended December 31, 2021, would contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principle.

From May 2, 2022, until January 27, 2023, the Company has not had any disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

However, the Company, before the audit was started, filed a Form 10K for the period ending December 31, 2021, on April 19, 2022 which was amended by an unaudited Form 10K/A filed on May 13, 2022. The Form 10K/A will be further amended by the Company with appropriate audit reports and consents as required by Regulation S-K.

From May 2, 2022, until January 27, 2023, there were no reportable events, as defined in Item 304(a) (1) (v) of Regulation S-K.

The Company provided WWC with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

The letter from WWC is attached to this Form 8-K attached as Exhibit 16.1.

New independent registered public accounting firm

On January 27, 2023, (the “Engagement Date”), the Company engaged BF Borgers CPA PC, (“BFP”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2021. The decision to engage BFP as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with BFP regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BFP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	WWC, PC dated February 1, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABCO ENERGY, INC.

Dated: February 1, 2023	By:	/s/ David Shorey
Name: David Shorey
Title: President, CEO and CFO